UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2006
RARE Hospitality International, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	0-19924	58-1498312

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
8215 Roswell Road, Bldg. 600, Atlanta, GA 30350
(Addresses of Principal Executive Offices, including Zip Code)
(770) 399-9595
(Registrant’s Telephone Number, including Area Code)
___________________________
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1 AMENDED AND RESTATED EXECUTIVE OFFICER PERFORMANCE INCENTIVE PLAN
EX-99.2 FORMS OF STOCK OPTION CERTIFICATES
EX-99.3 FORM OF RESTRICTED STOCK AWARD CERTIFICATE
EX-99.4 FORM OF PERFORMANCE-BASED RESTRICTED STOCK UNIT CERTIFICATE
EX-99.5 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

Item 1.01. Entry Into A Material Definitive Agreement.
     Amendment to Executive Officer Performance Incentive Plan. The Company maintains the RARE Hospitality International, Inc. Executive Officer Performance Incentive Plan (the “Executive Incentive Plan”), an incentive plan approved by the Company’s shareholders at the 2005 Annual Meeting of Shareholders. The Executive Incentive Plan allows the Company to provide performance-based incentive compensation in the form of cash and restricted stock awards to its executive officers. On February 8, 2006, the Board of Directors approved an amendment to the Executive Incentive Plan to permit the authorization thereunder of performance-based restricted stock units, which may be designated as awards intended to meet the exemption for performance-based compensation under Section 162(m) of the Internal Revenue Code. Like awards of restricted stock authorized under the Executive Incentive Plan, such restricted stock units would be granted under and pursuant to the terms and conditions of the Company’s Amended and Restated 2002 Long-Term Incentive Plan (“LTIP”), such that the Executive Incentive Plan would not constitute a separate source of shares for the grant of the restricted stock or performance-based restricted stock units.
     A copy of the Executive Incentive Plan, as so amended and restated, is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
     Designation of Participants, Performance Goals and Target Awards under the Equity Incentive Plan.
     (a) Subject to the Board’s approval of the amendment to the Executive Incentive Plan described above, the Compensation Committee established target equity award opportunities for each of Philip J. Hickey, Jr., the Company’s Chairman and Chief Executive Officer, and Eugene I. Lee, Jr., the Company’s President and Chief Operating Officer, under the Executive Incentive Plan for a three-year performance period ending on December 28, 2008. On February 8, 2006, the Committee granted to each such officer an award of performance-based restricted stock units, which are intended to qualify for the exemption for performance-based compensation under Section 162(m) of the Internal Revenue Code. These units will convert to shares of common stock of the Company following the end of the performance period based on the level of the Company’s performance against set targets for growth in earnings per share and revenue over the performance period, as certified by the Committee. The awards, which are denominated in terms of a target number of shares, will be forfeited if performance falls below a designated threshold level and may vest for up to 150% of the target number of shares for exceptional performance. The target number of shares under these awards to Messrs. Hickey and Lee is reported below in this Report.
     (b) The Committee also established target cash award opportunities for each of Messrs. Hickey and Lee under the Executive Incentive Plan for fiscal year 2006 based on the Company’s performance against a set target for growth in earnings per share in 2006 over 2005. The target awards are expressed in terms of a percentage of base salary (100% for Mr. Hickey and 100% for Mr. Lee). Actual bonus amounts can range from 0% for performance below threshold to 200% for exceptional performance.
     Grants of Equity Awards to Executive Officers.
     (a) In 2005, the Committee established target awards of stock options and restricted stock to be granted in 2006 to certain persons, including the Company’s executive officers, based on the level of achievement against a set target for growth in earnings per share in 2005 over 2004. Based on the Company’s actual growth in adjusted earnings per share in 2005, the Company granted, on February 8, 2006, the following equity awards to the Company’s executive officers under the LTIP:

	Stock Options (#)	Restricted Stock (#)
Philip J. Hickey, Jr.	54,734	15,873
Eugene I. Lee, Jr.	43,787	12,698
W. Douglas Benn	21,893	6,349
Joia M. Johnson	13,683	3,968
David C. George	8,839	2,563
Other Executive Officers (4 persons)	32,496	9,423
     (b) On February 8, 2006, the Board of Directors approved for the executive officers of the Company, and other employees at the vice president level and above, an equity compensation program for 2006 that encompasses a combination of stock options, time-lapse restricted stock, and performance-based restricted stock units. The performance-based restricted stock units will convert to shares of common stock of the Company following December 28, 2008, based on the level of the Company’s performance against set targets for growth in adjusted earnings per share and revenue over a three-year performance period, as certified by the Compensation Committee. These awards, which are denominated in terms of a target number of shares, will be forfeited if performance falls below a designated threshold level and may vest for up to 150% of the target number of shares for exceptional performance. Pursuant to this 2006 equity compensation program, the Company granted the following equity awards to the Company’s executive officers under the LTIP on February 8, 2006:

	Stock Options	Restricted Stock	Performance-Based Restricted Stock
	(#)	(#)	Units (# at target award level; can
			earn up to 150% of target)
Philip J. Hickey, Jr.	48,166	6,984	13,968*
Eugene I. Lee, Jr.	38,533	5,587	11,174*
W. Douglas Benn	19,266	2,793	5,587
Joia M. Johnson	12,041	1,746	3,492
David C. George	12,041	1,746	3,492
Other Executive Officers (4 persons)	38,969	5,648	11,299

*These grants were made pursuant to the terms of the Executive Incentive Plan, as described above.
     Copies of the forms of stock option, restricted stock, and performance-based restricted stock unit award agreements for these equity awards are attached to this report as Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.
     Correction to Prior Report on Form 8-K. On October 25, 2005, the Company filed a Current Report on Form 8-K to report that the Board of Directors approved a compensation package for its non-employee directors for 2006. The report incorrectly stated that each non-employee director will receive an annual grant of 7,500 stock options on the day immediately following the release of the Company’s financial results for the preceding fiscal year, provided that the Company achieves certain performance measures for the preceding fiscal year. The report should have stated that each non-employee director will receive up to 7,500 stock options for the 2006 fiscal year, and that the actual award will be based upon the Company’s achievement of certain performance measures for the 2006 fiscal year. Further, the report should have stated that the grant of such stock options will be made on the day immediately preceding the release of the Company’s financial results for the 2006 fiscal year, rather than on the day immediately following the release of those results.

     This program for 2006 non-employee director compensation is embodied in a document entitled “Stock Plan for Non-Employee Directors” which is operated as a subplan of the LTIP. A copy of this subplan is attached to this report as Exhibits 99.5, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

99.1	RARE Hospitality International, Inc. Amended and Restated Executive Officer Performance Incentive Plan

99.2	Forms of Stock Option Certificates

99.3	Form of Restricted Stock Award Certificate

99.4	Form of Performance-Based Restricted Stock Unit Certificate

99.5	Stock Plan for Non-Employee Directors, a subplan of the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARE HOSPITALITY INTERNATIONAL, INC.
/s/ W. Douglas Benn
Name:	W. Douglas Benn
Title:	Executive Vice President, Finance and Chief Financial Officer

Date: February 14, 2006